                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
                    EV TRADITIONAL FLORIDA MUNICIPALS FUND
                 EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND
                  EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND
                   EV TRADITIONAL NEW YORK MUNICIPALS FUND
                     EV TRADITIONAL OHIO MUNICIPALS FUND
                 EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND

               SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1996

1. EFFECTIVE NOVEMBER 29, 1996, EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND (THE "RHODE ISLAND FUND") IS OFFERED PURSUANT TO THE ATTACHED PROSPECTUS. The Fund was formerly known as "EV Classic Rhode Island Municipals Fund".

    A. THE FOLLOWING IS ADDED TO "SHAREHOLDER AND FUND EXPENSES":

                                                                                              RHODE ISLAND
                                                                                                  FUND
                                                                                              ------------
  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
  (as a percentage of average daily net assets)
  Investment Adviser Fee (after fee reduction) ..........................................         0.12%
  Other Expenses (including Service Plan Fees and after expense
    reduction) ..........................................................................         0.42%
                                                                                                  ---
      Total Operating Expenses (after expense reductions) ...............................         0.54%

EXAMPLE

    An investor would pay the following maximum initial sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                                                                                              RHODE ISLAND
                                                                                                  FUND
                                                                                              ------------
   1 Year ...............................................................................         $ 43
   3 Years ..............................................................................           54
   5 Years ..............................................................................           67
  10 Years ..............................................................................          103

NOTES:

    The table and Example summarize the aggregate expenses of the Rhode Island Fund and Rhode Island Municipals Portfolio (the "Rhode Island Portfolio") and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Rhode Island Fund. Information for the Rhode Island Fund is based on its expenses for the most recent fiscal year, except that Service Plan Fees are estimated for the fiscal year ending September 30, 1997 (assuming the Service Plan in effect on November 29, 1996). Absent a fee reduction and an expense allocation, the Investment Adviser Fee, Other Expenses and Total Operating Expenses would have been: 0.25%, 1.03% and 1.28%, respectively.

    B. THE FOLLOWING IS ADDED TO "THE FUNDS" FINANCIAL HIGHLIGHTS":
    --------------------------------------------------------------------------
                                                           RHODE ISLAND FUND
                                                        ------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                                        ------------------------
                                                             1995     1994*
                                                             ----     -----
  NET ASSET VALUE, beginning of year ...................   $ 8.890   $10.000
                                                           -------   -------
  INCOME (LOSS) FROM OPERATIONS:
      Net investment income ............................   $ 0.442   $ 0.347
      Net realized and unrealized gain (loss) on
        investments ....................................     0.331    (1.046)
                                                           -------   -------
          Total income (loss) from operations ..........   $ 0.773   $(0.699)
                                                           -------   -------
  LESS DISTRIBUTIONS:
      From net investment income .......................   $(0.442)  $(0.347)
      In excess of net investment income(3) ............    (0.011)   (0.064)
          Total distributions ..........................   $(0.453)  $(0.411)
                                                           -------   -------
  NET ASSET VALUE, end of year .........................   $ 9.210   $ 8.890
                                                           =======   =======
  TOTAL RETURN(1) ......................................     9.00%    (7.29%)

  RATIOS/SUPPLEMENTAL DATA**:
      Net assets, end of year (000 omitted) ............   $ 3,034   $ 3,919
      Ratio of net expenses to average daily net
        assets(2) ......................................     1.29%     1.23%+
      Ratio of net investment income to averagedaily net
        assets .........................................     5.00%     4.50%+

   **For the periods indicated, the operating expenses of the Fund and the Portfolio reflect an allocation of expenses to the Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

  NET INVESTMENT INCOME PER SHARE ......................   $ 0.377   $ 0.299
                                                           =======   =======
  RATIOS (As a percentage of average daily net assets):
      Expenses(2) ......................................     2.03%     1.85%+
      Net investment income ............................     4.26%     3.88%+

   + Annualized.
   * For the period from the start of business, December 7, 1993, to September 30, 1994 for the Rhode Island Fund. (1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
  (2)Includes the Fund's share of the Portfolio's allocated expenses.
  (3)The Fund has adopted Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
  (4)Prior to November 29, 1996, the Fund made distribution fee payments pursuant to a Distribution Plan. See "Service Plans."

    C. THE FOLLOWING IS ADDED TO "THE FUNDS" INVESTMENT OBJECTIVES":

    EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND (the "Rhode Island Fund") seeks to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Rhode Island Fund seeks to meet its objective by investing its assets in the Rhode Island Municipals Portfolio (the "Rhode Island Portfolio").

    D. THE FOLLOWING IS ADDED TO "HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS":

    At least 80% of the net assets of the Rhode Island Portfolio will normally be invested in obligations rated at least investment grade at the time of investment. The balance of the Rhode Island Portfolio's net assets may be invested in municipal obligations rated below investment grade.

    As of September 30, 1995, the Rhode Island Portfolio had invested 19.1% of its net assets in obligations subject to the AMT.

    E. THE FOLLOWING IS ADDED TO "MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS" AND REFLECTS (I) THE ADVISORY FEE PAID BY THE RHODE ISLAND PORTFOLIO FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995 AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS AND (II) THE PORTFOLIO MANAGER OF SUCH PORTFOLIO:

                                              NET ASSETS
                                                 AS OF               ADVISORY
  PORTFOLIO                                SEPTEMBER 30, 1995           FEE
  ---------                                ------------------        --------
  Rhode Island .........................      $42,905,967             0.25%(1)

  (1)To enhance the net income of the Rhode Island Portfolio, BMR made a reduction of its advisory fee in the amount of $50,721.

    Nicole Anderes has acted as portfolio manager of the Rhode Island Portfolio since it commenced operations. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manger at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1987-1992).

    F. THE FOLLOWING IS ADDED TO "SERVICE PLANS":

    During the fiscal year ended September 30, 1995, the Rhode Island Fund made service fee payments equivalent to 0.20% (annualized) of the Fund's average daily net assets for such period. These payments were made under a prior version of the Plan.

2.   THE FOLLOWING IS ADDED TO "HOW TO BUY FUND SHARES":

    a. Shares of the Fund may be sold at net asset value to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

    b. Certain shares of the Rhode Island Fund purchased prior to November 29, 1996 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a CDSC equal to 1% of the net asset value of redeemed shares. The CDSC applicable to shares of the Rhode Island Fund purchased prior to November 29, 1996 will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended, or (3) as part of a minimum required distribution from other tax-sheltered retirement plans.

3.   THE FOLLOWING IS ADDED TO THE APPENDIX:

       RHODE ISLAND. In 1994, the State recorded a $5.2 million operating deficit, drawing down the undesignated general fund balance to $3.5 million. The fiscal year 1994 budget excluded nearly all gasoline tax revenues and transportation expenditures, which will now be recorded in a new dedicated surface transportation fund. The 1995 budget includes budgeted reserves of $46.5 million (equal to 3% of fiscal 1995 expenditures).

       In January, 1991, the collapse of the Rhode Island Share and Deposit Indemnity Corporation precipitated the closure of 45 financial institutions with a total deposit liability of approximately $1.7 billion. In response, the State created the Rhode Island Depositors Economic Protection Corporation, a public corporation ("DEPCO"), to assist in the resolution of the resulting banking crisis. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to depositors through the reopening, sale or liquidation of the closed institutions. As of June, 1994, DEPCO had outstanding debt totaling approximately $494.2 million, the proceeds of which were used to facilitate the sale of certain institutions and the payout of frozen deposits. Receipts from 0.6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million.

       The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A-1 by Moody's and AA- with a stable outlook from S&P. General obligations of Rhode Island are rated AA-, A-1 and AA-, by S&P, Moody's and Fitch, respectively.

       RHODE ISLAND TAXES. The Rhode Island Fund obtained an opinion from Hinckley, Allen & Snyder, special tax counsel to the Rhode Island Fund, that under Rhode Island law, dividends paid by the Rhode Island Fund are exempt from Rhode Island state income tax for individuals who reside in Rhode Island to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on obligations of Rhode Island, its political subdivisions, the Territories or the United States ("Rhode Island obligations"). Other distributions from the Rhode Island Fund, including distributions from capital gains, are generally not exempt from Rhode Island state personal income tax.

November 1, 1996


                                                                    T-7TFC2/1P

                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
                    EV TRADITIONAL FLORIDA MUNICIPALS FUND
                 EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND
                  EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND
                   EV TRADITIONAL NEW YORK MUNICIPALS FUND
                     EV TRADITIONAL OHIO MUNICIPALS FUND
                 EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND

   SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 1996

    EFFECTIVE NOVEMBER 29, 1996, THE EV TRADITIONAL RHODE ISLAND FUND (THE "RHODE ISLAND FUND") IS OFFERED PURSUANT TO THE ATTACHED STATEMENT OF ADDITIONAL INFORMATION.

    The attached Part II for the Rhode Island Fund is added to this Statement of Additional Information. The financial statements for the Rhode Island Fund (formerly "EV Classic Rhode Island Municipals Fund") are contained in the attached annual report to shareholders.

November 1, 1996

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Rhode Island Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Rhode Island considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Rhode Island issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Rhode Island issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The economic slowdown beginning in 1989 resulted in significant State budget constraints. Declining State revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. State law requires that the State end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. In response to this legal mandate and overall budgetary pressures, the State has undertaken a variety of strong financial management controls and initiatives, including reducing expenditures, improving revenue estimating procedures and increasing taxes.

    The 1993 fiscal year budget contained a number of revenue raising components, including a temporary 32% "piggyback" personal income tax rate for federal liability greater than $15,000, initiating video lottery games at two existing gambling sites, levying new health care provider assessments on nursing homes and certain outpatient care facilities (but not hospitals), and increasing estimated "disproportionate share" reimbursements, a substantial portion of which is expected to be one-time. In 1993, the State recorded an $8.4 million operating surplus, boosting the undesignated general fund balance to $8.7 million. Audited expenditures in excess of revenues were $5.2 million drawing down the General Fund balance to $3.5 million. The 1995 budget includes budgeted reserves of $46.5 million (equal to 3% of fiscal 1995 expenditures).

    The collapse of Rhode Island Share and Indemnity Corporation, a private insurer ("RISDIC"), at the end of December 1990 precipitated the closure on January 1, 1991 of financial institutions with total deposit liabilities of approximately $1.7 billion. The resulting banking crisis presented risks of short-term dislocation in many parts of the State which the State sought to address through the creation of the Rhode Island Depositors Economic Protection Corporation ("DEPCO"). Through DEPCO, the State's efforts to address the crisis were directed at minimizing the larger economic risks as well as alleviating the social costs from the potential loss of personal savings for many individual depositors. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to the affected depositors through the reopening, sale or liquidation of the closed institutions. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million. The necessary steps to resolve the crisis, including the property management and disposition programs to be conducted by DEPCO in its efforts to meet the cash requirements for depositor repayments, are under way. DEPCO has incurred approximately $494.2 million in outstanding debt. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds.

    The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A1 by Moody's Investors Services, Inc. and AA- "with a stable outlook" from Standard & Poor's Ratings Group.

    Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases by municipalities to an increase no greater than 5 1/2% over the previous year. However tax levy or rate increases of greater than 5 1/2% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5 1/2%. This limitation may also be exceeded in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.

    In recent years, Rhode Island has relieved its cities and towns from a portion of the costs of major public expenditures through the assumption of costs and services by the State. However, the economic downturn affecting the State's revenue base necessitated a reduction in aid by the State in fiscal year 1991. Under the fiscal year 1995 budget, State aid to municipalities is slated to be $469.6 million.

    The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program, which amounted to $268.7 million in 1990 and $295.2 million in 1991, reimburses communities on the basis of the relationship between the number of students and the property wealth of the community and its personal income. Communities are guaranteed a minimum reimbursement of 15 percent of eligible expenditures of the second prior year for fiscal year 1993 and 9 percent thereafter. The fiscal 1993 budget modified formulas related to the disbursement of funds under the major education aid programs. Under the modifications, greater aid would be distributed to those communities with less property wealth. The Governor's fiscal year 1994 budget proposal would further modify the allocation formula with the result that 21 communities would receive less State assistance in fiscal year 1994 than they were allocated in fiscal year 1993. In addition to school aid, the State provides a general revenue sharing program for local governments which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. In addition, the State provides municipal aid programs which include reimbursement to local governments for their cost of carrying out certain State mandates. For fiscal year 1992, $6.0 million was appropriated. No funds were appropriated for fiscal year 1993. However, the 1991 General Assembly passed legislation that provides that commencing in the fiscal year 1994, municipalities will receive 1% of total State tax revenues. The formula for the 1995 education aid budget established a Poverty Weight Fund (PWF). Of the $414.7 million budgeted for educational aid, $46.1 million was distributed through the PWF. The Governor's recommended budget for fiscal year 1996 increases school aid by $22.9 million (5.3%), including $20.7 million in operations aid, which will be distributed through the PWF.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $42,905,967. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $100,476 (equivalent to 0.25% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $50,721. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $63,773 (equivalent to 0.21% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. For the period from the Portfolio's start of business June 11, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $4,206 (equivalent to 0.15% (annualized) of the Portfolio's average net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee, and BMR was allocated expenses related to the operation of the Portfolio in the amount of $3,373. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in
Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator receives no compensation for providing administrative services to the Fund. For fiscal year ended September 30, 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $20,429 and $18,025, respectively, of the Fund's operating expenses were allocated to the Administrator.


SERVICE PLAN
    Prior to November 29, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $24,223 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $25,614. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $186 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $340,000 (which amount was equivalent to 11.2% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $6,823, of which $6,465 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $115.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,503 which were reduced by fee credits of $561 and the Portfolio incurred custody fees of $25,652 which were reduced by fee credits of $16,510.

BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994 and for the period from the start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                                        AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION             FROM TRUST AND
  NAME                                                  FROM FUND             FROM PORTFOLIO             FUND COMPLEX
  ----                                                 ------------           --------------            --------------
  Donald R. Dwight ..............................           $0                     $336(2)                 $135,000(4)
  Samuel L. Hayes, III ..........................            0                      324(3)                  150,000(5)
  Norton H. Reamer ..............................            0                      316                     135,000
  John L. Thorndike .............................            0                      321                     140,000
  Jack L. Treynor                                            0                      346                     140,000

----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $113 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Nicole Anderes (34) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from June 11, 1993 through September 30, 1995 and for the one-year period ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective November 29, 1996.

                                             VALUE OF A $1,000 INVESTMENT
                                                                         TOTAL RETURN EXCLUDING          TOTAL RETURN INCLUDING
                                                      VALUE OF                SALES CHARGE                    SALES CHARGE
    INVESTMENT        INVESTMENT     AMOUNT OF       INVESTMENT      ------------------------------  ------------------------------
      PERIOD             DATE       INVESTMENT*      ON 9/30/95        CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
------------------  --------------  ------------  -----------------  --------------  --------------  --------------  --------------
Life of
the Fund**             6/11/93        $962.52         $1,017.71          5.73%           2.44%           1.77%           0.76%
1 Year
Ended
9/30/95**              9/30/94        $962.12         $1,048.75          9.00%           9.00%           4.92%           4.92%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * Initial investment less the maximum sales charge of 3.75%. This sales charge is effective November 29, 1996. Fund shares purchased prior thereto and redeemed within one year of purchase are subject to a CDSC of 1%.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.43%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.43% would be 7.02%, assuming a combined federal and State tax rate of 36.88%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield. The yield reflects the Fund's sales charge effective November 29, 1996.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 72.1% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION


    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Rhode Island Tax Free Fund to EV Classic Rhode Island Municipals Fund on December 8, 1995 and to EV Traditional Rhode Island Municipals Fund on November 29, 1996.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Rhode Island State income tax laws and tax rates applicable for 1996.

                                                                            A FEDERAL AND RHODE ISLAND STATE
                                               COMBINED                           TAX EXEMPT YIELD OF:
SINGLE RETURN             JOINT RETURN        FEDERAL AND       4%       4.5%      5%      5.5%      6%      6.5%      7%
-------------------  ----------------------    RI STATE     -----------------------------------------------------------------
          (TAXABLE INCOME*)                  TAX BRACKET+              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------------------------------  -------------  -----------------------------------------------------------------
     Up to $ 24,000          Up to $ 40,100     18.51%         4.91%     5.52%    6.14%     6.75%    7.36%    7.98%    8.59%
$ 24,001 - $ 58,150     $ 40,101 - $ 96,900     33.54          6.02      6.77     7.52      8.28     9.03     9.78    10.53
$ 58,151 - $121,300     $ 96,901 - $147,700     36.88          6.34      7.13     7.92      8.71     9.51    10.30    11.09
$121,301 - $263,750     $147,701 - $263,750     42.34          6.94      7.80     8.67      9.54    10.41    11.27    12.14
      Over $263,750           Over $263,750     46.18          7.43      8.36     9.29     10.22    11.15    12.08    13.01

 *Net amount subject to federal and Rhode Island personal income tax after deductions and exemptions.

 +The combined tax rates assume a Rhode Island rate of 27.5% of federal income tax liability and that Rhode Island taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.
  The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Rhode Island State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Rhode Island personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Rhode Island personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.